SCUDDER
INVESTMENTS(SM)
[LOGO]

--------------------------
BOND/TAX FREE
--------------------------


Scudder New York Tax
Free Money Fund
Fund #088


Scudder New York Tax
Free Fund
Fund #042





Semiannual Report
September 30, 1999

Scudder New York Tax Free Money Fund seeks income that is exempt from New York state and New York City personal income taxes and regular federal income taxes and is consistent with maintaining a stable $1.00 share price.

Scudder New York Tax Free Fund seeks income that is exempt from New York state and New
York City personal income taxes and regular federal income taxes.

No-load funds with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       6   Letter from the Funds' President

                      New York Tax Free Money Fund

                      11   Portfolio Management Discussion

                      18   Investment Portfolio

                      21   Financial Statements

                      24   Financial Highlights


                      New York Tax Free Fund

                       8   Performance Update

                      10   Portfolio Summary

                      13   Portfolio Management Discussion

                      25   Investment Portfolio

                      31   Financial Statements

                      34   Financial Highlights


                      17   Glossary of Investment Terms

                      35   Notes to Financial Statements

                      39   Officers and Trustees

                      40   Investment Products and Services

                      42   Scudder Solutions

Scudder New York Tax Free Money Fund
--------------------------------------------------------------------------------
ticker symbol SCNXX                                              fund number 088
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Date of Inception:    o    Scudder New York Tax Free Money Fund offered a
5/28/87 seven-day yield of 2.96% on September 30, 1999, equivalent to a 5.26% taxable yield for investors in the top federal and state income tax brackets.

Total Net Assets as
of 9/30/99:
$77.4 million

----------------------------------------------------------------
Seven-Day Yield on September 30, 1999
----------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

             Scudder           Taxable Yield
            New York          Needed to Equal
            Tax Free         the Fund's Yield
           Money Fund

              2.96%                5.26%




4 | Scudder New York Tax Free Money Fund

Scudder New York Tax Free Fund
--------------------------------------------------------------------------------
ticker symbol SCYTX                                              fund number 042
--------------------------------------------------------------------------------



Date of            o    Scudder New York Tax Free Fund provided a 4.43% 30-day
Inception:              net annualized SEC yield on September 30, 1999. For
7/22/83                 shareholders subject to the 43.74% maximum combined
                        federal and state income tax rate, the fund's yield was
                        equal to a taxable yield of 7.87%. In terms of total
                        return, the fund placed in the top quartile for the
Total Net               reporting period of similar funds as tracked by Lipper
Assets as of            Analytical Services.* Please see page 13 for additional
9/30/99:                information concerning the fund's rankings.
$192.1 million

----------------------------------------------------------------
30-Day Yield on September 30, 1999
----------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

            Scudder                Taxable Yield
           New York               Needed to Equal
         Tax Free Fund           the Fund's Yield

             4.43%                     7.87%



* Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains.

                                      Scudder New York Tax Free Fund | 5

Letter from the Funds' President
--------------------------------------------------------------------------------

Dear Shareholders,

Recent months have witnessed a nearly continuous rise in Treasury and municipal bond rates across all maturity levels. A year ago, financial markets were in the grip of a "flight to quality": Nervous investors poured their assets into Treasury bonds to escape financial uncertainty in Asia, Latin America, and Russia, driving 30-year Treasury bond rates below 5% for the first time in recent memory. Following the U.S. Federal Reserve's three interest rates cuts during the last quarter of 1998, however, the Fed, and some investors, worried that too much liquidity may have been injected into the financial system, and that inflation might once again pose a threat. Thus, investors, and the Fed, have combined to gradually push rates up this year.

Despite a difficult environment for bonds, municipal bonds have held up well compared to other high-quality fixed-income securities. Municipals have benefited from significantly lower supply (20% less overall for the 12 months ended September 30, and over 45% less for New York bonds over the same period) and the relative attractiveness of municipal yields compared with Treasuries. And though it posted a negative return of -2.63% for the six months ended September 30, 1999, Scudder New York Tax Free Fund ranked in the top quartile of similar funds for total return over the six-month period, as well as for one-, three-, five-, and ten-year periods as tracked by Lipper Analytical Services. In addition, as of September 30, 1999, Scudder New York Tax Free

Money Fund posted a 5.26% tax equivalent yield based on maximum state and federal tax rates. For more information about fund performance as well as the market environment, strategy, and outlook for both funds, please read the Portfolio Management Discussions that begin on pages 11 and 13.

It should be noted that Daniel Pierce retired in June of this year as President of Scudder New York Tax Free Fund and Scudder New York Tax Free Money Fund, at which time I assumed those roles and their responsibilities. We are fortunate that Dan's long-standing affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join both funds' teams in this capacity, and look forward to serving your interests.

If you have any questions regarding Scudder New York Tax Free Fund or Scudder New York Tax Free Money Fund, please call Investor Relations at 1-800-SCUDDER. Or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Lynn S. Birdsong

Lynn S. Birdsong
President,
New York Tax Free Money Fund
New York Tax Free Fund

Performance Update
--------------------------------------------------------------------------------
                                                              September 30, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

         Scudder New York Tax Free Fund    Lehman Brothers Municipal Bond Index*

'89                    10000                           10000
'90                    10372                           10681
'91                    11917                           12089
'92                    13336                           13355
'93                    15296                           15056
'94                    14548                           14688
'95                    16137                           16332
'96                    16999                           17317
'97                    18616                           18883
'98                    20258                           20528
'99                    19812                           20384

                         Yearly periods ended September 30

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                            Total Return
                              Growth of                                  Average
Period ended 9/30/1999         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder New York Tax Free Fund
--------------------------------------------------------------------------------
1 year                        $  9,780               -2.20%              -2.20%
--------------------------------------------------------------------------------
5 year                        $ 13,619               36.19%               6.37%
--------------------------------------------------------------------------------
10 year                       $ 19,812               98.12%               7.08%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
--------------------------------------------------------------------------------
1 year                        $  9,930                -.70%               -.70%
--------------------------------------------------------------------------------
5 year                        $ 13,878               38.78%               6.77%
--------------------------------------------------------------------------------
10 year                       $ 20,384              103.84%               7.38%
--------------------------------------------------------------------------------

* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

8 | Scudder New York Tax Free Fund

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

                 Yearly periods ended September 30

 THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
 ILLUSTRATING THE SCUDDER NEW YORK TAX FREE FUND TOTAL
 RETURN (%) AND LEHMAN BROTHERS MUNICIPAL BOND INDEX
 TOTAL RETURN (%)

             1990   1991   1992   1993    1994   1995   1996   1997   1998   1999
------------------------------------------------------------------------------------
Fund Total
Return (%)    3.72  14.90  11.91  14.69   -4.89  10.92   5.34   9.52   8.82  -2.20
------------------------------------------------------------------------------------
Index
Total
Return (%)    6.80  13.19  10.45  12.74   -2.44  11.18   6.04   9.04   8.72   -.70
------------------------------------------------------------------------------------
Net Asset
Value ($)    10.36  11.06  11.36  11.60   10.10  10.65  10.68  11.14  11.57  10.82
------------------------------------------------------------------------------------
Income
Dividends
($)            .68    .66    .64    .58     .53    .52    .53    .52    .51    .50
------------------------------------------------------------------------------------
Capital
Gains
Distributions
($)            .09    .13    .32    .75     .44     --     --    .01    .02     --
------------------------------------------------------------------------------------

                                      Scudder New York Tax Free Fund | 9

Portfolio Summary
--------------------------------------------------------------------------------
                                                              September 30, 1999

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

State General Obligation/                                 The fund invests in a
Lease                       20%                              broad selection of
Core Cities/Lease           20%                       New York municipal bonds.
County General Obligation/
Lease                        9%
Higher Education             8%
Port/Airport Revenue         6%
Hospital/Health Revenue      6%
Other General Obligation/
Lease                        5%
Sales/Special Tax            5%
Project Revenue/Resource
Recovery                     4%
Miscellaneous Municipal     17%
------------------------------------
                           100%
------------------------------------



--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

AAA                         57%                             Overall portfolio
AA                           6%                         quality remains high,
A                           20%                              with over 80% of
BBB                          7%                          portfolio securities
SKI*                        10%                       rated A or better as of
------------------------------------                            September 30.
                           100%
------------------------------------
Weighted Average Quality: AA

*   Scudder Kemper Investments (SKI)
    has determined these securities to
    be of comparable quality to rated
    eligible securities.


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Less than 1 year             5%                            In an environment of
1-5 years                    4%                          rising interest rates,
5-10 years                  34%                             our strategy was to
10-15 years                 48%                              maintain a shorter
15 years or greater          9%                              effective maturity
------------------------------------                     compared to most other
                           100%                         New York municipal bond
------------------------------------                                     funds.

Weighted Effective Maturity:
9.2 years



For more complete details about the Fund's investment portfolio, see page 25. A quarterly Fund Summary and Portfolio Holdings are available upon request.


10 | Scudder New York Tax Free Fund

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                              September 30, 1999

Scudder New York Tax Free Money Fund

Dear Shareholders,

Scudder New York Tax Free Money Fund maintained a conservative portfolio strategy during the fund's most recent semiannual period ended September 30, 1999. The fund's seven-day yield as of September 30 was 2.96%. For investors in the highest combined state and federal income tax bracket, the fund's yield was equivalent to a 5.26% compounded yield, higher than the 4.74% average for taxable money funds, according to IBC Financial Data, Inc., an independent firm that tracks money fund performance.

During the period, the short-term yield curve returned to a positive slope, indicating that the Federal Reserve has switched from an accommodative to a restrictive monetary policy. Over the summer, it raised the Federal funds rate two times to 5.25% as a preemptive strike against signs of modest inflationary pressures. Our strategy over the period was to maintain a conservative stance now in order to be able to take advantage of higher yields that we anticipate will be available from securities maturing after year end.

The fund's average maturity was 22 days as of September 30, 1999, compared with 27 days six months earlier. The fund continues to invest in variable rate demand notes -- which provide flexibility in the present low interest rate environment -- and tax-free commercial paper and tax-free notes -- both of which provide some stability in yield. The fund also continues to emphasize high-quality issuers and guarantors.

Over the coming months, we will pursue a two-part strategy: First, we will seek to take advantage of the yield premiums available from select longer-maturity securities while maintaining a conservative average maturity. Second, by maintaining a relatively short maturity, we will help to ensure that we can meet the liquidity needs of our investors at year end and beyond.


                                       Scudder New York Tax Free Money Fund | 11

Our continuing goal is to provide Scudder New York Tax Free Money Fund shareholders with a competitive double-tax-free yield by searching for high-quality, short-term municipal securities while actively managing the fund's average maturity. We appreciate your investment with us.

Sincerely,

Your Portfolio Management Team

/s/Frank J. Rachwalski, Jr.                             /s/Jerri Cohen
Frank J. Rachwalski, Jr.                                Jerri I. Cohen

/s/Elizabeth Meyer
Elizabeth Meyer


12 | Scudder New York Tax Free Money Fund

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                              September 30, 1999

Scudder New York Tax Free Fund

Dear Shareholders,

During a difficult period for most fixed-income securities, Scudder New York Tax Free Fund posted a negative return but displayed strong competitive performance. The fund's total return for its most recent semiannual period ended September 30, 1999, was -2.63%, outpacing the -3.83% average return of 93 similar funds as tracked by Lipper Analytical Services, Inc. The fund's 30-day net annualized SEC yield as of September 30 was 4.43%, equivalent to a 7.87% taxable yield for New York investors subject to the 43.74% combined federal and state income tax rate.

The fund's total returns over one-, three-, five-, and ten-year periods ended September 30, 1999, placed it in the top 25% of similar New York tax-free funds according to Lipper. Please see the accompanying table for additional information concerning the fund's returns.

New York Update

The State of New York passed its 2000 fiscal year budget on August 4, the State's fifteenth consecutive late budget. Despite the delay, the State's finances have improved, benefiting from the strength of the local and national economies. The major obstacles to this year's budget agreement were determining the actual size of the



--------------------------------------------------------------------------------
Scudder New York Tax Free Fund:
Consistent Top Quartile Performance
(Average annual returns for periods ended September 30, 1999)
--------------------------------------------------------------------------------

                    Scudder
                    New York
                 Tax Free Fund      Lipper                  Number of    Percentile
Period               Return         Average    Rank       Funds Tracked     Rank
-------------------------------------------------------------------------------------
1 Year              -2.20%         -3.22%      14   of         91         Top 16%
3 Years              5.24%          4.39%      11   of         80         Top 14%
5 Years              6.37%          5.65%      11   of         63         Top 18%
10 Years             7.08%          6.58%       7   of         30         Top 23%
-------------------------------------------------------------------------------------

Past performance does not guarantee future results.

                                       Scudder New York Tax Free Fund | 13

State's budget surplus, and allocating the surplus. The State's fiscal year 2000 budget projects General Fund expenditures to total $37.4 billion, a 2.4% increase over the State's 1999 fiscal year. The State's ability to limit expenditure growth to less than the inflation rate has helped to rein in its projected budget gaps.

New York State's economy continues to grow at a modest rate. The State's unemployment rate was 5.6% in 1998, compared to the national average of 4.5%. In addition, Governor Pataki has proposed a debt reduction plan that focuses on increased pay-as-you-go financing in order to reduce the State's annual debt issuance. The governor's proposal -- along with the State's scheduled debt retirement plan -- would offset new debt issuance, leaving the State's outstanding debt relatively level for the next five years. Due to the size of the State's budget and the State's high wealth levels, its debt burden is manageable. A decrease in the growth rate of the State's debt would be a positive credit factor going forward.

A Cautious Strategy

During the fund's most recent semiannual period, fixed income investors reacted negatively to news of tightening U.S. labor markets, the worldwide economic revival, a weakening dollar, and economic statistics that some worried could presage a revival of inflation. Yields on 10-year Treasury bonds rose just over one half of a percentage point and their prices declined 4.6% over the six-month period, while municipal bond yields rose nearly the same amount as Treasury yields, and their prices declined 4.5%. Our strategy in light of these market conditions was to maintain a shorter portfolio duration compared to most other New York municipal bond funds. Over the period, the fund's average effective maturity declined from 9.8 years to 9.2 years.

During the six-month period, we maintained three key elements of our longer-term strategy: First, we focused on premium "cushion" bonds -- high coupon bonds trading at a premium to face value that can be redeemed prior to

                                       14 | Scudder New York Tax Free Fund
maturity. We believe that the extra yield provided by cushion bonds adequately compensates the fund for the call feature in the current environment. Second, we continued the fund's strong emphasis on call protection. (Generally a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream for the fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities. Third, our emphasis on purchasing premium bonds rather than par bonds (which can more easily decline to a discount) helped the fund by avoiding "market discount," a provision that subjects municipal bonds sold at a discount to taxation.

Overall portfolio quality remains high, with over 80% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of New York tax-exempt issues, including general obligation, core cities/lease, and higher education bonds.

Outlook

Because some worry that excess financial liquidity, high-flying consumer spending, and worker shortages could spell renewed inflation, the Federal Reserve, with the help of many bond market participants, is striving to cool the burgeoning U.S. economy. The Fed has raised interest rates twice in recent months, and warned of further increases in the near future. Meanwhile, market rates, such as those for mortgages and corporate bonds, have risen even faster than the Fed funds rate. Such rate increases, along with a volatile stock market, could slow the U.S. economy in 2000.

In a slightly weaker economy, municipal bonds should look attractive. Though they would be negatively affected by further interest rate increases in the short run, municipals should benefit from steady demand from individual purchasers. Three other factors favor municipal bonds: First, municipals currently yield more than 80% of similar maturity Treasuries. Second, strong state and city

                                      Scudder New York Tax Free Fund | 15
finances across the country (including New York) have boosted the creditworthiness of tax-exempt bonds, and third, the reduced supply of municipal bonds lends important support to their prices. We believe Scudder New York Tax Free Fund remains an attractive investment option for investors seeking a high level of income free from federal and state income taxes.

Sincerely,

Your Portfolio Management Team


/s/Ashton P. Goodfield                                  /s/Eleanor R. Brennan

Ashton P. Goodfield                                     Eleanor R. Brennan


16 | Scudder New York Tax Free Fund

Glossary of Investment Terms
--------------------------------------------------------------------------------
              Bond An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

General Obligation  A municipal bond backed by the "full faith and credit"
              Bond (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

         Inflation  An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

    Municipal Bond  An interest-bearing debt security issued by a state or local government entity.

   Net Asset Value  The price per share of a mutual fund based on the sum of the
             (NAV) market value of all the securities owned by the fund divided by the number of outstanding shares.

Taxable Equivalent  The level of yield a fully taxable instrument would have to
             Yield provide to equal that of a tax-free municipal bond on an after-tax basis.

  30-Day SEC Yield  The standard yield reference for bond funds, based on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

      Total Return  The most common yardstick to measure the performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                        as of September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                             Principal    Market
                                                            Amount ($)   Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Municipal Investments 100.0%
------------------------------------------------------------------------------------

New York

Albany, New York, Industrial Development Authority, Davies
Office Refurbishing, AMT, Series 1997, Weekly Demand
Note, 3.8%, 2/1/2017* ....................................   1,700,000   1,700,000

Babylon, NY, Industrial Development Agency, Resource
Recovery Bond, Weekly Demand Note, 3.6%,
1/1/2019* ................................................   1,000,000   1,000,000

Erie County, NY, Water Authority, Waterworks Revenue,
Weekly Demand Note, 3.6%, 12/1/2016* .....................   2,000,000   2,000,000

Hempstead, NY, Industrial Development Agency,
Trigen-Nassau Energy Corporation, Series 1998, Weekly
Demand Note, AMT, 3.7%, 9/15/2015* .......................   1,000,000   1,000,000

Long Island Power Authority, NY, Electric Systems Revenue:
Tax Exempt Commercial Paper, 3.6%, 11/16/1999 ............   3,000,000   3,000,000
Tax Exempt Commercial Paper, 3.45%, 11/10/1999 ...........   1,000,000   1,000,000
Weekly Demand Note, 3.65%, 5/1/2033* .....................   1,000,000   1,000,000

Monroe County, NY, Industrial Development Agency, Office
Building Associates, Series 1992, Weekly Demand Note,
3.7%, 10/1/2000* .........................................   1,674,000   1,674,000

Nassau County, NY, Tax Anticipation Note, Series 1998 C,
3.5%, 12/22/1999 .........................................   1,000,000   1,000,869

New York City Health and Hospital Corporation Revenue,
Series 1997 A, Weekly Demand Note, 3.7%,
2/15/2026* ...............................................   1,980,000   1,980,000

New York City, Housing Development Corporation,
Residential Revenue Bonds, Montefiore Medical Center,
Weekly Demand Note, 3.6%, 5/1/2030* ......................   1,000,000   1,000,000

New York City, Industrial Development Agency, Korean
Airlines, Series 1997 A, Weekly Demand Note, AMT,
3.75%, 11/1/2024* ........................................   2,000,000   2,000,000

New York City Municipal Water Finance Authority:
Tax Exempt Commercial Paper:
3.35%, 10/1/1999 .........................................   1,500,000   1,500,000
3.45%, 10/1/1999 .........................................   2,000,000   2,000,000
3.4%, 12/23/1999 .........................................     500,000     500,000

New York City, NY, General Obligation, Series J3, 3.65%,
Weekly Demand Note, 2/15/2016* ...........................   2,500,000   2,500,000

New York Metropolitan Transportation Authority, Tax Exempt
Commercial Paper:
3.25%, 10/12/1999 ........................................   2,300,000   2,300,000
3.2%, 10/20/1999 .........................................   2,000,000   2,000,000
3.55%, 2/16/2000 .........................................   2,000,000   2,000,000

    The accompanying notes are an integral part of the financial statements.

18 | Scudder New York Tax Free Money Fund

                                                             Principal    Market
                                                            Amount ($)   Value ($)
------------------------------------------------------------------------------------

New York State, General Obligation, Tax Exempt
Commercial Paper:
3.3%, 10/19/1999 .........................................   1,000,000   1,000,000
3.35%, 10/19/1999 ........................................   1,000,000   1,000,000
3.55%, 10/25/1999 ........................................   1,000,000   1,000,000
3.55%, 11/12/1999 ........................................   2,000,000   2,000,000

New York State Dormitory Authority, Columbia University,
Tax Exempt Commercial Paper:
3.3%, 10/19/1999 .........................................   1,500,000   1,500,000
3.55%, 11/5/1999 .........................................   1,500,000   1,500,000
3.55%, 11/12/1999 ........................................   2,000,000   2,000,000

New York State Power Authority, Tax Exempt
Commercial Paper:
3.35%, 10/18/1999 ........................................   2,000,000   2,000,000
3.4%, 10/21/1999 .........................................   1,000,000   1,000,000
3.35%, 10/27/1999 ........................................   1,000,000   1,000,000
3.35%, 11/8/1999 .........................................   2,000,000   2,000,000
3.35%, 11/9/1999 .........................................   2,000,000   2,000,000

New York State, Environmental Quality, General Obligation,
Tax Exempt Commercial Paper:
3.3%, 10/13/1999 .........................................   1,500,000   1,500,000
3.2%, 10/14/1999 .........................................   1,000,000   1,000,000
3.55%, 11/10/1999 ........................................   1,500,000   1,500,000
3.55%, 2/9/2000* .........................................   1,000,000   1,000,000

New York State Energy Research and Development
Authority:
Gas Facilities Revenue Bonds, Brooklyn Gas Co. Project,
Weekly Demand Note, 3.7%, 12/1/2020* .....................   1,000,000   1,000,000
Long Island Lighting, AMT, Series 1997A, Weekly
Demand Note, 3.7%, 12/1/2027* ............................   4,000,000   4,000,000
Niagara Mohawk Power, Daily Demand Note, 3.9%,
12/1/2025* ...............................................     800,000     800,000
Orange & Rockland Utilities Project, Weekly Demand
Notes, Series 1994, 3.6%, 10/1/2014* .....................   2,100,000   2,100,000

New York State Housing Finance Agency:
Hospital for Special Surgery, Weekly Demand Note,
3.75%, 11/1/2010* ........................................   2,005,000   2,005,000
Normandie Court 1 Housing Revenue, Weekly Demand
Note, 3.75%, 5/15/2015* ..................................   3,900,000   3,900,000
Tribeca Landing Housing, AMT, Series 1997A, Weekly
Demand Note, 3.65%, 11/1/2030* ...........................   2,000,000   2,000,000

New York State Local Government Assistance Corporation,
Series 1993 A, Weekly Demand Note, 3.65%,
4/1/2022* ................................................   1,000,000   1,000,000

    The accompanying notes are an integral part of the financial statements.

                                       Scudder New York Tax Free Money Fund | 19

                                                            Principal     Market
                                                            Amount ($)   Value ($)
------------------------------------------------------------------------------------

Niagara County, NY, Industrial Development Agency, Solid
Waste Disposal Revenue, Weekly Demand Note, AMT,
Series 1994 A, 3.85%, 11/15/2024* ......................    2,995,000   2,995,000

Onondaga County, NY, Industrial Development Agency,
Southern Container Corp., Weekly Demand Note, AMT,
Series 1997, 3.8%, 8/1/2007* ...........................    1,400,000   1,400,000

Schenectady County, NY, Industrial Development Revenue,
Scotia Industrial Park Project, Weekly Demand Note,
Series 1993 A, 3.8%, 6/1/2009* .........................    1,770,000   1,770,000

------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $77,124,869)                  77,124,869
------------------------------------------------------------------------------------

(a)  The cost for federal income tax purposes was $77,124,869.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

     AMT: Subject to alternative minimum tax

    The accompanying notes are an integral part of the financial statements.

20 | Scudder New York Tax Free Money Fund

Financial Statements
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of September 30, 1999 (Unaudited)
----------------------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments, at market (identified cost $77,124,869) ..........................   $ 77,124,869
Interest receivable ...........................................................        254,372
Receivable for investments sold ...............................................         50,000
Other assets ..................................................................         19,650
                                                                                  ------------
Total assets ..................................................................     77,448,891

Liabilities
----------------------------------------------------------------------------------------------
Due to custodian bank .........................................................         14,762
Dividends payable .............................................................         15,817
Other payables and accrued expenses ...........................................         28,031
                                                                                  ------------
Total liabilities .............................................................         58,610
Net assets, at market value ...................................................   $ 77,390,281

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment gain (loss) ........................................        (52,888)
Paid-in capital ...............................................................     77,443,169
--------------------------------------------------------------------------------
Net assets, at market value                                                       $ 77,390,281
--------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($77,390,281 /
  77,393,989 outstanding shares of beneficial interest, $.01 par value, unlimited
  number of shares authorized) ................................................   $       1.00

    The accompanying notes are an integral part of the financial statements.

                                       Scudder New York Tax Free Money Fund | 21

--------------------------------------------------------------------------------
Statement of Operations for the six months ended September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income (Loss)
------------------------------------------------------------------------------------
Income:
Interest ......................................................   $ 1,271,072
                                                                  -----------
Expenses:
Management fee ................................................       202,479
Services to shareholders ......................................        38,223
Custodian and accounting fees .................................        29,043
Trustees' fees and expenses ...................................        11,456
Auditing ......................................................        13,515
Reports to shareholders .......................................         6,065
Legal .........................................................         2,900
Registration fees .............................................        26,499
Other .........................................................         4,432
                                                                  -----------
Total expenses before reductions ..............................       334,612
Expense reductions ............................................       (91,637)
                                                                  -----------
Expenses, net .................................................       242,975

--------------------------------------------------------------------------------
Net investment income (loss)                                        1,028,097
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 1,028,097
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

22 | Scudder New York Tax Free Money Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                     Six Months
                                                        Ended
                                                    September 30,
                                                         1999          Year Ended
Increase (Decrease) in Net Assets                    (Unaudited)     March 31, 1999
------------------------------------------------------------------------------------
Operations:
Net investment income ...........................   $  1,028,097    $   2,284,454
Net realized gain (loss) from investment
  transactions ..................................             --             (388)
                                                    ------------    -------------
Net increase (decrease) in net assets resulting
  from operations ...............................      1,028,097        2,284,066
                                                    ------------    -------------
Distributions to shareholders from net investment
  income ........................................     (1,028,097)      (2,284,454)
                                                    ------------    -------------
Fund share transactions at net asset value of
  $1.00 per share:
Shares sold .....................................     47,763,059      197,943,189
Net asset value of shares issued to shareholders
  in reinvestment of distributions ..............        927,396        2,006,593
Shares redeemed .................................    (51,721,008)    (212,042,600)
                                                    ------------    -------------
Net increase (decrease) in net assets from Fund
  share transactions ............................     (3,030,553)     (12,092,818)
                                                    ------------    -------------
Increase (decrease) in net assets ...............     (3,030,553)     (12,093,206)
Net assets at beginning of period ...............     80,420,834       92,514,040
Net assets at end of period .....................   $ 77,390,281    $  80,420,834

    The accompanying notes are an integral part of the financial statements.

                                       Scudder New York Tax Free Money Fund | 23

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
Years Ended March 31,           1999(a)   1999     1998     1997    1996     1995
------------------------------------------------------------------------------------
Net asset value, beginning of
period                          $1.000  $1.000   $1.000   $1.000   $1.000  $1.000
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Net investment income             .013    .027     .030     .028     .031    .025
------------------------------------------------------------------------------------
Distributions from net
investment income                (.013)  (.027)   (.030)   (.028)   (.031)  (.025)
------------------------------------------------------------------------------------
Net asset value, end of period  $1.000  $1.000   $1.000   $1.000   $1.000  $1.000
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%) (b)              1.28**  2.71     3.06     2.85     3.18    2.57
------------------------------------------------------------------------------------

Ratios and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                        77      80       93       60       58      55
------------------------------------------------------------------------------------
Ratio of operating expenses,
net to average daily net
assets (%)                         .60*    .60      .60      .60      .60     .60
------------------------------------------------------------------------------------
Ratio of operating expenses
before expense reductions, to
average daily net assets (%)       .83*    .73      .78      .85      .86     .89
------------------------------------------------------------------------------------
Ratio of net investment income
to average daily net assets (%)   2.55*   2.68     3.00     2.81     3.13    2.56
------------------------------------------------------------------------------------

(a)  For the six months ended September 30, 1999 (Unaudited).
(b)  Total returns would have been lower had certain expenses not been reduced.
*    Annualized
**   Not annualized

24 | Scudder New York Tax Free Money Fund

Investment Portfolio                            as of September 30, 1999 (Unaudited)
------------------------------------------------------------------------------------

                                                          Principal      Market
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Short-Term Municipal Investments 3.4%
------------------------------------------------------------------------------------
New York

Long Island Power Authority, Electric Systems Revenue,
Series 5, Daily Demand Note, 3.75%, 5/1/2033* ...........     800,000     800,000

New York City, NY, General Obligation, Daily Demand Note,
3.75%, 8/15/2005 (b)* ...................................   3,600,000   3,600,000

New York State Energy Research and Development
Authority, Niagara Mohawk Power Co., Daily Demand
Note, 4.25%, 7/1/2027* ..................................   2,100,000   2,100,000

------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $6,500,000)                6,500,000
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Long-Term Municipal Investments 96.6%
------------------------------------------------------------------------------------
New York

34th Street Partnership Inc., NY, Capital Improvement,
5.5%, 1/1/2014 ..........................................   1,900,000   1,881,342

Albany County Airport Revenue:
Series 1997, 5.375%, 12/15/2017 (b) .....................   1,000,000     942,841
Series 1997, 5.5%, 12/15/2019 (b) .......................   1,000,000     963,320

Albany, NY, General Obligation, 7%, 1/15/2008 (b) .......     485,000     499,118

Bablyon, NY, General Obligation:
Series 1998 A, Zero Coupon, 8/1/2007 (b) ................     735,000     499,903
Series 1998 A, Zero Coupon, 8/1/2006 (b) ................   1,045,000     751,574

Canandaigua, NY, School District, General Obligation:
Series 1991, 6.4%, 6/1/2008 (b) .........................     500,000     550,340
Series 1991, 6.5%, 6/1/2011 (b) .........................     550,000     613,960

Chautauqua County, NY:
7.3%, 4/1/2008 (b) ......................................     575,000     666,902
7.3%, 4/1/2009 (b) ......................................     575,000     671,790
Series 1990, 7.3%, 4/1/2007 (b) .........................     465,000     535,341
Series 1990, 6.4%, 9/15/2008 (b) ........................     520,000     575,203

Dutchess County, NY, Resource Agency Recovery, Solid
Waste Management, Series 1990 A, Prerefunded
1/1/2000, 7.5%, 1/1/2009 (c) ............................   1,000,000   1,029,370

Erie County, New York, Public Improvement General
Obligation Unlimited, Series 1992, 6.125%,
1/15/2012 (b) ...........................................     590,000     635,159

Glen Cove Housing Authority, Senior Living Facility,
The Mayfair at Glen Cove, AMT, Series 1996, 8.25%,
10/1/2026 ...............................................   1,500,000   1,634,565

    The accompanying notes are an integral part of the financial statements.

                                            Scudder New York Tax Free Fund | 25

                                                               Principal     Market
                                                               Amount ($)   Value ($)
------------------------------------------------------------------------------------

Inverse Variable Rate Certificate Trust, Metropolitan Transit
Authority, Series 1993 B, 5.81%, 6/30/2002 (b)** ............   8,000,000   8,410,000
Islip, NY, New York Community Development Agency,
New York Institute of Technology, Series 1996, 7.5%,
3/1/2026 ....................................................   4,000,000   4,241,840
Jamestown, New York, General Obligation:
Series 1991 A, 7%, 3/15/2007 (b) ............................     725,000     821,077
Series 1991 A, 7%, 3/15/2008 (b) ............................     600,000     683,706
Monroe County, NY, General Obligation Unlimited:
6%, 6/1/2006 ................................................     500,000     536,810
Series 1996, 6%, 3/1/2013 ...................................   1,050,000   1,118,849
Series 1996, 6%, 3/1/2014 ...................................   1,040,000   1,104,054
Series 1996, 6%, 3/1/2017 ...................................   1,410,000   1,483,419
Nassau County, NY, General Obligation, Series 1997 A,
6%, 7/1/2011 (b) ............................................   1,000,000   1,065,070
Nassau County, NY, General Obligation Refunding,
Combined Sewer Districts, Series 1993 G, 5.4%,
1/15/2010 (b) ...............................................   1,655,000   1,684,956
Series 1997 A, 6%, 7/1/2011 (b) .............................     780,000     830,755
New York City, NY, General Obligation:
NC Series 1996 A, 6.25%, 8/1/2009 ...........................   5,175,000   5,526,124
Series 1991 B, 7.5%, 2/1/2005 ...............................   1,935,000   2,083,124
Series 1996 A, 7%, 8/1/2005 .................................   5,000,000   5,537,600
Series 1996 A, 7%, 8/1/2006 .................................   5,000,000   5,578,700
Series 1997 I, 6%, 4/15/2009 ................................   2,000,000   2,107,180
Series B, 8.25%, 6/1/2006 ...................................   2,750,000   3,250,445
Series B, 7.25%, 8/15/2007 ..................................   2,250,000   2,561,130
Series B, Prerefunded 2/1/2002, 7.5%, 2/1/2005 (c) ..........     425,000     461,155
Series B1, Prerefunded 8/15/2004, 7.3%, 8/15/2010 (c) .......      45,000      50,858
Series E, 8%, 8/1/2005 (b) ..................................     330,000     383,892
New York City, NY, Industrial Development Agency:
Civil Facilities Revenue, USTA National Tennis Center:
6.1%, 11/15/2004 (b) ........................................   1,215,000   1,303,136
6.25%, 11/15/2006 (b) .......................................   3,000,000   3,256,710
Civil Facility Revenue, YMCA Geater New York Project:
Series 1997, 6%, 8/1/2006 ...................................     580,000     598,287
Series 1997, 5.85%, 8/1/2008 ................................     600,000     609,870
Series 1997, 5.8%, 8/1/2016 .................................   1,000,000     977,860
Japan Air Lines, Series 1996, AMT, 6%, 11/1/2015 (b) ........     965,000     988,691

    The accompanying notes are an integral part of the financial statements.

26 | Scudder New York Tax Free Fund

                                                            Principal     Market
                                                            Amount ($)   Value ($)
------------------------------------------------------------------------------------

New York Enviromental Facilities Corporation, Clean Water
and Drinking Revolving Funds Series 1998 F, 5.25%,
6/15/2013 ...............................................   2,500,000   2,451,950

New York State Dormatory Authority:

City University System Series 1995 A, 5.625%,
7/1/2016 (b) ............................................   1,100,000   1,117,237

College and University Pooled Capital Program, 7.8%,
12/1/2005 (b) ...........................................     675,000     689,094

Columbia University, NY, Revenue, 6%, 7/1/2010 ..........   1,000,000   1,035,670

Jewish Medical Center, Series 1998, 5.25%,
7/1/2011 (b) ............................................   2,000,000   1,991,160

Lease Revenue Municipal Health Facilities:
Series 1998, 4.75%, 1/15/2029 (b) .......................   2,000,000   1,666,480
Series 1998 A, 5.375%, 5/15/2009 (b) ....................     440,000     448,752
Series 1998 A, 5.375%, 5/15/2010 (b) ....................     465,000     471,171

Lease Revenue, Office Facilities, Audit & Control,
5.25%, 4/1/2013 (b) .....................................     720,000     701,662

Mental Health Facilities, Series 1998 D, 5.25%,
8/15/2013 (b) ...........................................   2,400,000   2,337,600

Mental Health Services, Facilities Improvement, 5.25%,
8/15/2011 (b) ...........................................   1,750,000   1,742,248

Nyack Hospital NC Series 1996, 6%, 7/1/2006 .............   1,000,000   1,022,020

Nyack Hospital, Series 1996, 6.25%, 7/1/2013 ............     500,000     501,240

Pace University, Series 1997, 6.5%, 7/1/2008 (b) ........   1,360,000   1,507,125

Pace University, Series 1997, 6.5%, 7/1/2009 (b) ........     555,000     617,227

Revenue Bond, Mental Health Services Facilities,
Series B, 5.5%, 7/1/2028 (b) ............................   1,375,000   1,334,960

State University Series 1993 A, 5.875%, 5/15/2011 (b) ...     380,000     401,801

New York State Dormitory Authority Revenue:
5.75%, 7/1/2009 (b) .....................................   1,000,000   1,052,510

Columbia University, 5%, 7/1/2015 .......................   2,500,000   2,349,125

Mental Health Services Facilities Improvement:
Series 1996 B, 6.5%, 2/15/2010 ..........................   1,500,000   1,628,400
Series 1996 B, 6.5%, 2/15/2011 ..........................   1,000,000   1,084,530
Series 1996 B, 6%, 2/15/2012 ............................   2,500,000   2,597,275
Series 1997 B, 5.625%, 2/15/2021 (b) ....................     500,000     491,120

Montefiore Medical Center:
Series 1996, 6%, 8/1/2008 (b) ...........................   2,000,000   2,138,340
Series 1996, 6%, 2/1/2009 (b) ...........................   2,000,000   2,129,160

Mt. Sinai School of Medicine, Series B, 5.7%,
7/1/2011 (b) ............................................   1,825,000   1,910,866

    The accompanying notes are an integral part of the financial statements.

                                        Scudder New York Tax Free Fund | 27

                                                            Principal    Market
                                                           Amount ($)   Value ($)
------------------------------------------------------------------------------------

State Universtiy Educational Facility, Series A, 5.875%,
5/15/2011 ...............................................   2,250,000   2,361,060
Upstate Community College, 5.8%, 7/1/2006 ...............   1,075,000   1,125,557
New York State Environmental Facilities Corporation:
Special Obligation Revenue, Riverbank State Park:
Series 1996, 6.25%, 4/1/2007 (b) ........................   2,055,000   2,232,799
Series 1996, 6.25%, 4/1/2008 (b) ........................   2,185,000   2,380,186
State Water Revolving Fund, Series D, 6.9%,
5/15/2015 ...............................................   1,200,000   1,329,132
New York State Health Facilities Authority, 6.375%,
11/1/2004 ...............................................   1,500,000   1,607,865
New York State Housing Finance Agency, Service Contract,
Series A, 5.875%, 9/15/2014 .............................   6,000,000   6,096,180
New York State Local Government Assistance Corporation,
Series 1993 E, 5.25%, 4/1/2016 (b) ......................   1,185,000   1,146,902
New York State Mortgage Agency Revenue AMT
Series 1994, 6.8%, 10/1/2005 ............................   1,000,000   1,038,200
New York State Thruway Authority General Revenue,
Capital Appreciation Special Obligation, Series 1991 A,
Zero Coupon, 1/1/2006 ...................................   2,905,000   2,121,551
New York State Thruway Authority, Local Bridge & Building
Authority, Series C, 5.25%, 4/1/2012 (b) ................   4,000,000   3,981,880
New York State Urban Development Corp.:
Series 1996 A, 6.25%, 4/1/2005 (b) ......................   1,375,000   1,477,286
State Facilities Series 1995, 5.7%, 4/1/2009 (b) ........   4,250,000   4,446,690
New York State Urban Development Corp. Revenue
Correctional Capital Facilities:
NC Series 1995, 5.375%, 1/1/2015 (b) ....................   2,000,000   1,948,060
Series 1994 A, 5.5%, 1/1/2014 (b) .......................   2,000,000   2,013,580
New York State, General Obligation, Series 1998 F, 5.25%,
9/15/2013 ...............................................   1,000,000     980,600
New York Triborough Bridge and Tunnel Authority,
Series 1998 A, 5.25%, 1/1/2013 (b) ......................   1,500,000   1,474,590
New York, NY, Certificate of Participation, City
Transportation Authority, Triborough Bridge, Series A,
5.625%, 1/1/2010 (b) ....................................   1,000,000   1,037,380
New York, NY, Transitional Finance Authority, Revenue
Bond, Series A, 5.25%, 11/15/2011 .......................   1,250,000   1,251,000
Niagara County, NY, General Obligation, 7.1%,
2/15/2011 (b) ...........................................     500,000     581,655
Niagra Falls, NY, Water Treatment Plant, AMT:
7%, 11/1/2003 (b) .......................................   2,260,000   2,465,976
8.5%, 11/1/2005 (b) .....................................   2,140,000   2,550,987
8.5%, 11/1/2006 (b) .....................................   1,240,000   1,502,806

    The accompanying notes are an integral part of the financial statements.

28 | Scudder New York Tax Free Fund

                                                          Principal     Market
                                                          Amount ($)   Value ($)
--------------------------------------------------------------------------------

Oneida-Herkimer, NY, Solid Waste Managment Authority:
Series 1998, 5.5%, 4/1/2013 (b) .......................     500,000     502,365
Series 1998, 5.5%, 4/1/2014 (b) .......................   1,000,000     999,010

Onondaga County, NY, Industrial Development Agency,
Solid Waste Disposal Facility, Solvay Paperboard LLC,
Series 1998, AMT, 7%, 11/1/2030 .......................   3,000,000   3,040,110

Orange County, NY, Industrial Development Agency, The
Glen Arden Project:
5.2%, 1/1/2005 ........................................     200,000     195,914
5.3%, 1/1/2006 ........................................     200,000     194,778
5.35%, 1/1/2007 .......................................     200,000     193,542
5.4%, 1/1/2008 ........................................     100,000      95,997
5.625%, 1/1/2018 ......................................   1,000,000     921,180
5.7%, 1/1/2028 ........................................   1,250,000   1,125,713

Oswego County, NY, General Obligation Series 1991,
6.7%, 6/15/2012 .......................................   1,100,000   1,240,118

Port Authority of New York & New Jersey, Special
Obligation Revenue:

JFK International Air Terminal, AMT:
6.25%, 12/1/2010 (b) ..................................   2,500,000   2,715,650
6.25%, 12/1/2011 (b) ..................................   2,500,000   2,710,800
Series 1996, 7%, 10/1/2007 ............................   3,500,000   3,734,045

Shenendehowa Central School District, NY, Clifton Park:
6.85%, 6/15/2008 (b) ..................................     350,000     398,514
6.85%, 6/15/2009 (b) ..................................     350,000     399,056

Suffolk County, NY, General Obligation:
Series 1998, 5.25%, 8/1/2010 (b) ......................   1,285,000   1,297,606
Series 1998, 5.25%, 4/1/2010 (b) ......................   1,590,000   1,605,344

Suffolk County, NY, Industrial Development Agency,
Southwest Sewer Symstem, 6%, 2/1/2007 (b) .............     500,000     533,830

Troy, New York, Municipal Assistance Corporation:
Series B, Zero Coupon, 1/15/2007 (b) ..................     650,000     453,447
Series B, Zero Coupon, 7/15/2007 (b) ..................     650,000     442,384
Series B, Zero Coupon, 1/15/2008 (b) ..................     750,000     493,980
Series B, Zero Coupon, 1/15/2009 (b) ..................     650,000     405,249
Series B, Zero Coupon, 7/15/2009 (b) ..................     350,000     212,734
Series B, Zero Coupon, 7/15/2010 (b) ..................     600,000     342,984

Ulster County, NY, General Obligation:
Series 1998 B, 5%, 10/15/2011 (b) .....................     275,000     269,877
Series 1998 B, 5%, 10/15/2012 (b) .....................     195,000     189,536
Series 1998 B, 5%, 10/15/2013 (b) .....................     130,000     125,295


    The accompanying notes are an integral part of the financial statements.

                                       Scudder New York Tax Free Fund | 29

                                                                  Principal    Market
                                                                  Amount ($)  Value ($)
---------------------------------------------------------------------------------------

Valley Central School District, Montgomery, NY, 7.15%,
6/15/2008 (b) ...............................................       625,000     720,494

Virgin Islands

Virgin Islands, General Obligation, Public Finance Authority,
Mortgage Fund Loan Notes, Series 1992 A, ETM, 7%,
10/1/2002*** ................................................       500,000     542,265

Virgin Islands, Public Finance Authority, Subordinate Lien,
Series 1998 D, 6%, 10/1/2007 ................................     3,000,000   3,068,790

Virgin Islands, Special Tax Bonds, Hugo Bonds, 7.75%,
10/1/2006 ...................................................     1,090,000   1,161,777

---------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $178,320,288)                   182,609,055
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $184,820,288)                    189,109,055
---------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $184,820,288. At September 30, 1999, net unrealized appreciation for all securities based on tax cost was $4,288,767. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,171,591 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,882,824.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, FHA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of September 30, 1999.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

     AMT: Subject to alternative minimum tax


    The accompanying notes are an integral part of the financial statements.

30 | Scudder New York Tax Free Fund

Financial Statements
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of September 30, 1999 (Unaudited)
-----------------------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------------
Investments, at market (identified cost $184,820,288) .........................   $ 189,109,055
Cash ..........................................................................           4,666
Receivable for investments sold ...............................................         150,000
Interest receivable ...........................................................       3,019,906
Receivable for Fund shares sold ...............................................         371,527
Other assets ..................................................................           3,755
                                                                                  -------------
Total assets ..................................................................     192,658,909

Liabilities
-----------------------------------------------------------------------------------------------
Dividends payable .............................................................         219,032
Payable for Fund shares redeemed ..............................................         188,377
Accrued management fee ........................................................         101,821
Other payables and accrued expenses ...........................................          67,191
                                                                                  -------------
Total liabilities .............................................................         576,421
-----------------------------------------------------------------------------------------------
Net assets, at market value                                                       $ 192,082,488
-----------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------
Net assets consist of:
Unrealized appreciation (depreciation) on investments .........................       4,288,767
Accumulated net investment gain (loss) ........................................      (5,482,979)
Paid-in capital ...............................................................     193,276,700
-----------------------------------------------------------------------------------------------
Net assets, at market value                                                       $ 192,082,488
-----------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($192,082,488 /
17,750,882 outstanding shares of beneficial interest, $.01 par value, unlimited
number of shares authorized) ..................................................   $       10.82


    The accompanying notes are an integral part of the financial statements.

                                      Scudder New York Tax Free Fund | 31

------------------------------------------------------------------------------------------
Statement of Operations for the six months ended September 30, 1999 (Unaudited)
------------------------------------------------------------------------------------------

Investment Income (Loss)
------------------------------------------------------------------------------------------
Income:
Interest ...................................................................   $ 5,398,863
                                                                               -----------
Expenses:
Management fee .............................................................       628,922
Services to shareholders ...................................................        76,922
Custodian and accounting fees ..............................................        46,490
Trustees' fees and expenses ................................................        14,823
Auditing ...................................................................        20,258
Reports to shareholders ....................................................         6,963
Legal ......................................................................         3,660
Registration fees ..........................................................         3,294
Other ......................................................................         5,604
                                                                               -----------
                                                                                   806,936
------------------------------------------------------------------------------------------
Net investment income (loss)                                                     4,591,927
------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------

Net realized gain (loss) from investments...................................    (1,060,987)

Net unrealized appreciation (depreciation) during the period on investments.    (8,864,854)

Net
gain (loss) on investment transactions......................................    (9,925,841)

------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $(5,333,914)
------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

32 | Scudder New York Tax Free Fund

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                     Six Months
                                                       Ended
                                                    September 30,
                                                         1999          Year Ended
Increase (Decrease) in Net Assets                    (Unaudited)     March 31, 1999
----------------------------------------------------------------------------------
Operations:
Net investment income ...........................   $   4,591,927    $   9,163,100
Net realized gain (loss) from investment
  transactions ..................................      (1,060,987)       2,068,469
Net unrealized appreciation (depreciation) on
  investment transactions .......................      (8,864,854)        (343,581)
                                                    -------------    -------------
Net increase (decrease) in net assets resulting
  from operations ...............................      (5,333,914)      10,887,988
                                                    -------------    -------------
Distributions to shareholders from net investment
  income ........................................      (4,591,927)      (9,163,100)
                                                    -------------    -------------
Fund share transactions:
Proceeds from shares sold .......................      13,000,590       56,426,831
Net asset value of shares issued to shareholders
  in reinvestment of distributions ..............       3,197,746        6,158,807
Cost of shares redeemed .........................     (25,904,154)     (48,327,775)
                                                    -------------    -------------
Net increase (decrease) in net assets from Fund
  share transactions ............................      (9,705,818)      14,257,863
                                                    -------------    -------------
Increase (decrease) in net assets ...............     (19,631,659)      15,982,751
Net assets at beginning of period ...............     211,714,147      195,731,396
                                                    -------------    -------------
Net assets at end of period .....................   $ 192,082,488    $ 211,714,147
                                                    -------------    -------------

Other Information
----------------------------------------------------------------------------------
Increase (decrease) in Fund shares
Shares outstanding at beginning of period .......      18,624,470       17,368,966
                                                    -------------    -------------
Shares sold .....................................       1,175,004        4,958,346
Shares issued to shareholders in reinvestment of
  distributions .................................         289,758          540,309
Shares redeemed .................................      (2,338,350)      (4,243,151)
                                                    -------------    -------------
Net increase (decrease) in Fund shares ..........        (873,588)       1,255,504
                                                    -------------    -------------
Shares outstanding at end of period .............      17,750,882       18,624,470
                                                    -------------    -------------

    The accompanying notes are an integral part of the financial statements.

                                      Scudder New York Tax Free Fund | 33

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
Years Ended March 31,           1999(a)   1999     1998     1997    1996     1995
------------------------------------------------------------------------------------
Net asset value, beginning of
period                          $11.37  $11.27   $10.63   $10.67   $10.38  $10.32
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Income from investment
operations:
------------------------------------------------------------------------------------
Net investment income              .25     .51      .51      .53      .53     .52
------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investment
transactions                      (.55)    .10      .66     (.03)     .29     .11
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Total from investment
operations                        (.30)    .61     1.17      .50      .82     .63
------------------------------------------------------------------------------------
Less distributions:
From net investment income        (.25)   (.51)    (.51)    (.53)    (.53)   (.52)
------------------------------------------------------------------------------------
From net realized gains             --      --     (.02)    (.01)      --    (.05)
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Total distributions               (.25)   (.51)    (.53)    (.54)    (.53)   (.57)
------------------------------------------------------------------------------------
Net asset value, end of period  $10.82  $11.37   $11.27   $10.63   $10.67  $10.38
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                 (2.63)** 5.46    11.20     4.76     7.95    6.39
------------------------------------------------------------------------------------

Ratios and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                       192     212      196      181      192     194
------------------------------------------------------------------------------------
Ratio of operating expenses to
average daily net assets (%)       .80*    .82      .83      .83      .82     .82
------------------------------------------------------------------------------------
Ratio of net investment income
to average daily net assets (%)   4.56*   4.45     4.65     4.95     4.91    5.13
------------------------------------------------------------------------------------
Portfolio turnover rate (%)        7.0*   44.5     28.8     71.0     80.5    83.8
------------------------------------------------------------------------------------

(a)  For the six months ended September 30, 1999 (Unaudited).
*    Annualized
**   Not annualized


34 | Scudder New York Tax Free Fund

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                  September 30, 1999 (Unaudited)

A. Significant Accounting Policies

Scudder New York Tax Free Money Fund ("Tax Free Money Fund") and Scudder New York Tax Free Fund ("Tax Free Fund"), each a non-diversified fund, are series of Scudder State Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Tax Free Money Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which Tax Free Money Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Tax Free Fund's portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Funds' policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

As of March 31, 1999, the Tax Free Money Fund had a net tax basis capital loss carryforward of approximately $52,900, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or March 31, 2000 ($800), March 31, 2001 ($17,000), March 31, 2002
($3,500), March 31, 2003 ($43,200), March 31, 2004 ($33,000) and March 31, 2007
($400), the respective expiration dates, whichever occurs first.

As of March 31, 1999, the Tax Free Fund had a net tax basis capital loss carryforward of approximately $3,508,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003 ($1,128,000) and March 31, 2004 ($2,380,000), the
respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Funds is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis.

B. Purchases and Sales of Securities

For the six months ended September 30, 1999, purchases and sales of long-term municipal securities aggregated $6,831,493 and $20,820,095, respectively, for Tax Free Fund.

C. Related Parties

Under the Investment Management Agreements (each an "Agreement" and collectively the "Agreements") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreements. The management fee payable under the Agreements is equal to an annual rate of 0.50% of the average daily net assets of Tax Free Money Fund, and 0.625% of the first $200,000,000 of the average daily net assets and 0.60% of such net assets in excess of $200,000,000 for Tax Free Fund, computed and accrued daily and payable monthly. With respect to Tax Free Money Fund, the Adviser has agreed not to impose all or a portion of its management fee until July 31, 2000 and during such period to maintain the annualized expenses of the Tax Free Money Fund at not more than 0.60% of average daily net assets. For the six months ended September 30, 1999, the Adviser did not impose a portion of its fee amounting to $91,637 and the portion imposed amounted to $110,842, none of which is unpaid at September 30, 1999.

For the six months ended September 30, 1999, the fee for the Tax Free Fund pursuant to these Agreements amounted to $628,922, of which $101,821 is unpaid at September 30, 1999. This was equivalent to an annual effective rate of 0.61% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Funds. For the six months ended September 30, 1999, the amount charged to the Funds by SSC aggregated $26,457 for the Tax Free Money Fund and $56,463 for the Tax Free Fund, of which $0 and $9,213, respectively, are unpaid at September 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Funds. For the six months ended September 30, 1999, the amount charged to the Funds by SFAC aggregated $15,000 for the Tax Free Money Fund and $26,354 for the Tax Free Fund, of which $0 and $2,360, respectively, are unpaid at September 30, 1999.

Each Fund pays each Trustee not affiliated with the Adviser an annual retainer, allocated between the Funds, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1999, Trustees' fees and expenses aggregated $11,456 for the Tax Free Money Fund and $14,823 for the Tax Free Fund.

D. Lines of Credit

The Funds and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

Officers and Trustees
--------------------------------------------------------------------------------

Lynn S. Birdsong*                           Eleanor R. Brennan*
 o   President and Trustee                   o   Vice President

Henry P. Becton, Jr.                        Philip G. Condon*
 o   Trustee; President and General          o   Vice President
     Manager, WGBH Educational
     Foundation                             Ashton P. Goodfield*
                                             o   Vice President
Dawn-Marie Driscoll
 o   Trustee; President, Driscoll           Ann M. McCreary*
     Associates; Executive Fellow,           o   Vice President
     Bentley College
                                            Frank J. Rachwalski, Jr.*
Peter B. Freeman                             o   Vice President
 o   Trustee; Corporate Director and
     Trustee                                Rebecca L. Wilson*
                                             o   Vice President
George M. Lovejoy, Jr.
 o   Trustee; President and Director,       John Millette*
     Fifty Associates                        o   Vice President and Secretary

Wesley W. Marple, Jr.                       John R. Hebble*
 o   Trustee; Professor of Business          o   Treasurer
     Administration, Northeastern
     University, College of Business        Caroline Pearson*
     Administration                          o   Assistant Secretary

Kathryn L. Quirk*
 o   Trustee, Vice President and            *Scudder Kemper Investments, Inc.
     Assistant Secretary

Jean C. Tempel
 o   Trustee; Venture Partner,
     Internet Capital Group

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Scudder Global High Income Fund, Inc.
   The Brazil Fund, Inc.                            Scudder New Asia Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Europe Fund, Inc.
   Montgomery Street Income Securities, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser



SCUDDER
INVESTMENT(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group


Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.